ROSETTA RESOURCES INC.
First Quarter 2011
Earnings Review
May 9, 2011

• Opening Comments - Randy Limbacher
• Financial Review - Michael Rosinski
• Operations Update - Jim Craddock
• Asset Development Update - John Clayton
• Closing Remarks - Randy Limbacher
Earnings Call Agenda

• Entered 2011 with 2 TCFE in project inventory
• Continued excellent well performance from Gates Ranch wells in Eagle Ford
• Increased total liquids production for fourth consecutive
 quarter
• Closed $255 million in asset divestitures ahead of schedule with proceeds exceeding expectations
• Progressed delineation program in Southern Alberta Basin
Overview - Randy Limbacher

• Quarterly financial performance in line with expectations
• Strong 1Q production growth driven by Eagle Ford
• Improving cost structure from growth in lower-cost
 production
• Utilized proceeds from divestiture to improve cash and debt positions
• Continue to pursue active hedging program
Financial Review - Michael Rosinski

• Spent $88.1 million in capex, drilled 11 gross and 11 net wells
• Averaged daily production of 155 MMcfe/d, up 25 percent from 1Q 2010
• Currently producing 120 MMcfe/d from Eagle Ford
• Set quarterly total liquids production record of 8,500 Bbls/d; currently producing 11,000 Bbls/d
• Gates Ranch production exceeding expectations
 • Drilled and completed 9 wells during 1Q
 • Well-pad development lowering costs, reducing drilling time; completed first three
 -well pad stimulation
 • Added third rig to test other Eagle Ford acreage
• Drilled two vertical wells in Southern Alberta Basin during 1Q
• Revised 2011 production guidance: 155 - 165 MMcfe/d Direct LOE: $0.40 per
 Mcfe for remainder of year
Operations Update - Jim Craddock

• Focused on developing full potential of Gates Ranch
 • Wells continue to outperform revised EUR models
 • 58 wells to be completed by year-end; represents 25% of total locations with current spacing
 • Five years of inventory with current spacing and completion pace
• Moving ahead with evaluation of untested blocks in Eagle Ford
• Entering next phase of Southern Alberta Basin delineation program
 • 11 vertical wells drilled to date and final testing underway
 • Three-well horizontal drilling program to begin in next few weeks
 • Confident to proceed without partner despite industry interest

 Asset Development Update - John Clayton

Gates Ranch Daily Production - With Type Curve

Daily Equivalent Gas Production (MCFE)
10000
1000
100
0
100
200
300
400
500
600
Days

Gates Ranch Proper - Individual Well Performance
Normalized actual results versus internal 7.2 Bcfe P50 curve and P90 PUD booking curve
5 BCFE Composite Type Curve (PUD bookings)
7.2 BCFE Composite Type Curve

10 ROSE A
M&C
09 ROSE A
GATES 05 -D
09 ROSE B
J GALAN

M&C
J GALAN

Gates Ranch Proper - Drilling Activities
Inception to date and full development plan
Year-end 2011
 58 wells completed
Total Field Development*
236 wells
*Excludes infill drilling

Summary - Randy Limbacher
• Double-digit growth in 2011 with current Eagle Ford
 development program
• Production in excess of 200 MMcfe/d during 2012 with
 majority from liquids
• Potential upside from untested Eagle Ford assets and
 Southern Alberta Basin portfolio
• Streamlined and focused with greater growth
 opportunities

 This presentation includes forward-looking statements, which give the Company's current expectations or forecasts of future events based on currently available information. Forward-looking statements are statements that are not historical facts, such as expectations regarding drilling plans, including the acceleration thereof, production rates and guidance, resource potential, incremental transportation capacity, exit rate guidance, net present value, development plans, progress on infrastructure projects, exposures to weak natural gas prices, changes in the Company's liquidity, changes in acreage positions, expected expenses, expected capital expenditures, and projected debt balances. The assumptions of management and the future performance of the Company are subject to a wide range of business risks and uncertainties and there is no assurance that these statements and projections will be met. Factors that could affect the Company's business include, but are not limited to: the risks associated with drilling of oil and natural gas wells; the Company's ability to find, acquire, market, develop, and produce new reserves; the risk of drilling dry holes; oil and natural gas price volatility; derivative transactions (including the costs associated therewith and the abilities of counterparties to perform thereunder); uncertainties in the estimation of proved, probable, and possible reserves and in the projection of future rates of production and reserve growth; inaccuracies in the Company's assumptions regarding items of income and expense and the level of capital expenditures; uncertainties in the timing of exploitation expenditures; operating hazards attendant to the oil and natural gas business; drilling and completion losses that are generally not recoverable from third parties or insurance; potential mechanical failure or underperformance of significant wells; pipeline construction difficulties; climatic conditions; availability and cost of material, equipment and services; the risks associated with operating in a limited number of geographic areas; actions or inactions of third-party operators of the Company's properties; the Company's ability to retain skilled personnel; diversion of management's attention from existing operations while pursuing acquisitions or dispositions; availability of capital; the strength and financial resources of the
 Company's competitors; regulatory developments; environmental risks; uncertainties in the capital markets;
 uncertainties with respect to asset sales; general economic and business conditions (including the effects of the worldwide economic recession); industry trends; and other factors detailed in the Company's most recent Form 10-K,
 Form 10Q and other filings with the Securities and Exchange Commission. If one or more of these risks or uncertainties materialize (or the consequences of such a development changes), or should underlying assumptions prove incorrect, actual outcomes may vary materially from those forecasted or expected. The Company undertakes no obligation to publicly update or revise any forward-looking statements except as required by law.
 Forward-Looking Statements and Terminology Used

 For filings reporting year-end 2010 reserves, the SEC permits the optional disclosure of probable and possible reserves.  The Company has elected not to report probable and possible reserves in its filings with the SEC.  We use the term “net risked resources” to describe the Company’s internal estimates of volumes of natural gas and oil that are not classified as proved reserves but are potentially recoverable through exploratory drilling or additional drilling or recovery techniques.  Estimates of unproved resources are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of actually being realized by the Company.  Estimates of unproved resources may change significantly as development provides additional data, and actual quantities that are ultimately recovered may differ substantially from prior estimates. We use the term “BFIT NPV10” to describe the Company’s estimate of before income tax net present value discounted at 10 percent resulting from project economic evaluation. The net present value of a project is calculated by summing future cash flows generated by a project, both inflows and outflows, and discounting those cash flows to arrive at a present value.  Inflows primarily include revenues generated from estimated production and commodity prices at the time of the analysis.  Outflows include drilling and completion capital and operating expenses.  Net present value is used to analyze the profitability of a project.  Estimates of net present value may change significantly as additional data becomes available, and with adjustments in prior estimates of actual quantities of production and recoverable reserves, commodity prices, capital expenditures, and/or operating expenses.

 Forward-Looking Statements and Terminology Used